Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT EMPLOYMENT AGREEMENT (the “Amendment”) is entered into on this 16th day of June by and between Penn National Gaming, Inc. a corporation (the “Company”), and John Finamore, an individual residing in Maryland (“Executive”).

WHEREAS, Executive and Company are party to that certain Employment Agreement dated December 21, 2008 (the “Agreement”).  All defined terms used in this Amendment, but not defined herein, shall have the meanings given to them in the Agreement;

WHEREAS, the Initial Term of the Agreement will expire on July 1, 2010; and

WHEREAS, Executive and Company desire to renew of the Agreement on the terms and conditions set forth below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
AMENDMENTS

SECTION 1.1                 Renewal Term.  The Agreement is hereby renewed and extended for a period of 3 years from the expiration of the Initial Term and shall therefore terminate at the close of business on July 1, 2013, unless earlier terminated in accordance with Section 3 of the Agreement.

ARTICLE II
MISCELLANEOUS

SECTION 2.1                 Effect of Amendment. This Amendment shall not constitute an amendment or modification of any provision of, or exhibit to, the Agreement not expressly referred to in this Amendment.  Except as expressly amended or modified in this Amendment, the provisions of the Agreement are and remain in full force and effect.  Whenever the Agreement is referred to herein or in any other agreement, document or instrument, such reference shall be deemed to be to the Agreement, as amended by this Amendment, whether or not specific reference is made to this Amendment.

SECTION 2.3                 Counterparts.  This Amendment may be executed by facsimile and/or in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment on of the date first above written.

PENN NATIONAL GAMING, INC.

By:	/s/ Timothy J. Wilmott
Name:	Timothy J. Wilmott
Title:	President and Chief Operating Officer

EXECUTIVE

/s/ John Finamore
John Finamore